UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 23, 2020

EXPEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37429	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1111 Expedia Group Way W.
Seattle, Washington 98119
(Address of principal executive offices) (Zip code)
(206) 481-7200
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	EXPE	The Nasdaq Global Select Market
Expedia Group, Inc. 2.500% Senior Notes due 2022	EXPE22	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 23, 2020, the Board of Directors of Expedia Group, Inc. (the “Company”) expanded the size of the Company’s Board from thirteen to fourteen members and elected Beverly Anderson to fill the newly-created directorship. Ms. Anderson has not been appointed to serve as a member of any committee of the Board of Directors.
Ms. Anderson has served as the President of Global Consumer Solutions at Equifax since December 2019, where she is responsible for the strategy development, growth and profitability of direct and indirect businesses serving consumers with credit, identity and financial education products and services. Prior to joining Equifax, Ms. Anderson was the Executive Vice President of Cards and Retail Services at Wells Fargo where she led consumer credit cards, co-brand cards, loyalty solutions, retail finance, digital payments and enablement capabilities, having previously held leadership roles managing direct auto loans, personal lines and loans, loan operations, collections and fraud operations since joining Wells Fargo in February, 2012.
Ms. Anderson currently serves as co-president of the Harvard Business School African-American Alumni Association and received the Kenneth A. Powell Award for Professional Achievement from the HBS African-American Student Union in 2019. She also serves as a Board member of the Equifax Foundation. She also is a former chair of the Card Policy Council of the American Banker Association and a former Board Chair of the Council of Urban Professionals. Black Enterprise named Ms. Anderson one of its Most Powerful Women in Corporate America in 2019. She was recently name of one of the Top 20 Women in Digital Commerce by CardLinx.
Ms. Anderson graduated summa cum laude with a BS in Business from Florida A&M University and received her MBA with distinction from Harvard Business School.
A description of the compensation payable to Ms. Anderson as a director is set forth under the caption “Compensation of Directors” in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on May 7, 2020.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA GROUP, INC.

By:	/s/ Robert J. Dzielak
Robert J. Dzielak
Chief Legal Officer and Secretary
Dated: September 24, 2020